Exhibit 99.2

MULTI-LINE
REINSURANCE & INSURANCE
PROPERTY | PROPERTY CATASTROPHE | SPECIALTY LINES | SHORT-TAIL CASUALTY

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which we expect or anticipate will or may occur in the future are forward-looking statements. The words "will," "believe,"
"intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to Flagstone’s: growth in book value per share or return on equity; business strategy; financial and operating targets or plans; incurred losses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance; projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts; expansion and growth of our business and operations; and future capital expenditures.
These statements are based on certain assumptions and analyses made by Flagstone in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including: the risks described in our Annual Report or Form 10-Q; claims arising from catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; the continued availability of capital and financing; general economic, market or business conditions; business opportunities (or lack thereof) that may be presented to it and pursued; competitive forces, including the conduct of other property and casualty insurers and reinsurers; changes in domestic or foreign laws or regulations, or their interpretation, applicable to Flagstone, its competitors or its clients; an economic downturn or other economic conditions adversely affecting its financial position; recorded loss reserves subsequently proving to have been inadequate;
other factors, most of which are beyond Flagstone’s control.
Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Flagstone will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Flagstone or its business or operations. Flagstone assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.
SAFE HARBOUR STATEMENT

ABOUT US

OUR STRATEGY

 Leverage our global operating
 platform

 Lead the industry in the utilization of
 proprietary analytics

 Expand our strong broker and
 customer relationships through
 industry leading service

 Employ our capital markets expertise
 to optimize our return and expand our
 opportunities
 Communicate proactively and
 effectively with the investor
 community.
 Maintain an energetic culture that
 continuously challenges best practices
OUR OBJECTIVES

 Grow fully diluted book value per
 share

 Obtain and maintain “A” level ratings
 from multiple agencies

THE FLAGSTONE DIFFERENCE

Consider the flagstone
difference….

GLOBAL PLATFORM
 Unique, efficient, and scalable
TECHNOLOGY
 Cutting - edge analytics for
 superior risk analysis and
 industry leading customer
 service
DIVERSIFICATION
 Balanced, conservative and
 strategic.

GLOBAL PLATFORM

 THROUGH THE EFFICIENCY
 OF OUR GLOBAL
 PLATFORM, FLAGSTONE IS
 ABLE TO:
 Source more risks and be more
 selective in the risks we choose
 Offer fast, efficient service to
 clients 24 hours a day.

 Respond rapidly to submissions

 Penetrate local markets –
 source business that wouldn’t
 typically be directed to larger
 markets

 Retain more professional talent
 in comparison to companies
 several times our size

TECHNOLOGY

 WHERE TECHNOLOGY
 MEETS UNDERWRITING…
 Entire company integrated
 through technology
 Centralized underwriting
 systems and controls – single
 system
 Fully integrated work flow,
 underwriting & risk
 management system
 Combination of commercial
 models and in-house solutions
 to effectively control, monitor
 and analyze data
 Real-time portfolio simulation
 and analysis
 Marginal pricing analysis &
 underwriting

 Assess capital adequacy
 relative to internal risk
 tolerance and regulatory
 criteria

DIVERSIFICATION

 Balanced portfolio with
 significant international
 exposures
  - 45% US, 55% International

 Limit on zonal exposures
   - 60% of capital

 Conservative methodology
 - 1 in 100 PML of $216m
 - 1 in 250 PML of $291m

 Strategic partnerships &
 acquisitions

 Multi-line reinsurance and
 insurance. Growing specialty
 lines and insurance

 Analyze large amounts of risk –
 selective on the risks we choose

DIVERSIFICATION

GLOBALLY
DIVERSIFIED
MULTI-LINE
North America	45.6%	$457,351
	13.2%	$127,030
	21.2%	$202,911
	8.7%	$83,806
	6.0%	$57,089
	5.3%	$50,472
Property Catastrophe	51.9%	$496,472
Property	15.4%	$148,540
Short-Tail Specialty & Casualty	25.1%	$240,688
Insurance	7.6%	$72,959
GROSS PREMIUMS WRITTEN BY GEOGRAPHIC AREA
For the period July 1st, 2008 - June 30th, 2009
($ in thousands)
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS
For the period July 1st, 2008 - June 30th , 2009
($ in thousands)
Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
1.This geographic area includes contracts that cover risks in two or more geographic zones .
2.Gross premiums written related to the Insurance segment are included in the Caribbean geographic area.

FSR’S UNDERWRITING PHILOSOPHY
Diversification globally
Diversification allows for
premium leverage
Premium leverage lessens
per event losses
More frequent small losses
but better annual loss ratio
Allocate capital tactically
Select best clients/blue chips
LOB that we understand and
can make use of our toolset

UNDERWRITING PHILOSOPHY
DIVERSIFICATION
 Balanced portfolio with
 significant international
 exposures - Not a BIG
    reliance on US Wind
 45% US, 55%
 International
 Limit on zonal exposures to
 mitigate large event losses
 60% of underwriting
 capital
 Analyze large amounts of
 risk - selective on the risks
 we choose
 Strategic partnerships &
 acquisitions in growing
 regions

 Monitor zonal loss limits as
 % of capital per zone
 Monitor exposures in
 adjacent combined zones
 • Per risk (cedant/layer)
 • Per event (1st event, 2nd
 event, aggregate)
 Per occurrence loss
 estimates
 • Identifying potential loss
 scenarios
 • Comparing & selecting
 risks
UNDERWRITING PHILOSOPHY
RISK MANAGEMENT

UNDERWRITING PHILOSOPHY
SERVICE
Utilize proprietary
technology and global talent
to provide comprehensive
risk analysis and support to
clients
Rapid turnaround and
response
Provide lead quote & price
Extend large capacity for
risks we like
Visit frequently - local
professionals

 Blue Chip Companies vs.
 small clients
 Regional cedants vs.
 National writers
 Residential property vs.
 Commercial property
 XOL vs. Proportional
 • Approx 86% XOL
 Generally conservative loss
 estimates
 Detailed cedant exposure:
 • Detailed data resolution
 vs. aggregate resolution
 data

UNDERWRITING PHILOSOPHY
QUALITY PORTFOLIO

UNDERWRITING PHILOSOPHY
REINSURANCE
Traditionally mainly net
writer
Current 80% net retention
ratio
Specific purchases to
support business expansion
Guideline on min rating of A-
Collateralization if below A-

PERFORMANCE: PEER ANALYSIS
ROLLING 12 MONTHS
AVG UNDERWRITING
PROFITABILITY - LOSS
RATIO (as reported)
ROLLING 12 MONTHS
AVG UNDERWRITING
PROFITABILITY - LOSS
RATIO (ex releases)
Source: Company reports based on public company data

PERFORMANCE: PEER ANALYSIS
YTD 2009 DILUTED BOOK
VALUE (ex investment
returns & dividends)
CHANGE IN DBV
YTD 2009 GROWTH
TOP-LINE GROWTH
(ex -RP)
Source: Company reports based on public company data

PERFORMANCE: PEER ANALYSIS
YTD 2009
DIVERSIFICATION & USE
OF CAPITAL
NPE TO AVG CAPITAL
YTD 2009
DIVERSIFICATION & USE
OF CAPITAL
NPW TO AVG CAPITAL
Source: Company reports based on public company data

PERFORMANCE: PEER ANALYSIS
3 YEAR ANALYSIS (2006-
2008) UNDERWRITING
PROFITABILITY LOSS
RATIOS (as reported)
*Loss ratio for non-life segment
** Calculated as a straight average of 3 ratios

OUR POSITION

THE CURRENT FLAGSTONE
OPPORTUNITY
 Clean, conservative
 investment portfolio - 95% of
 assets in high grade fixed
 income
 No exposure to potential
 casualty problems: D & O,
 E &O, Financial institutions
 Hard market for short-tail
 property cat & specialty lines
 FSR restructured into
 Switzerland - domiciled
 company
 Profit from problems of
 others - XL, AIG, Swiss Re
 Discount to book value

FINANCIAL SNAPSHOT

FINANCIAL HIGHLIGHTS
As at 30 June 2009
$ in thousands (except per share
data)
For 3 months ended
30 June 2009
Total Assets	$2,654,398
Long Term Debt	$251,987
Shareholder’s Equity	$1,094,779
Total Capital	$1,346,766

Debt/Capital	18.7%
Basic Book Value per Share	$12.87
Diluted Book Value per Share	$12.42
Gross Premiums Written	$328,709
Net Premiums Earned	$186,976
Loss Ratio	30.8%
Combined Ratio	68.7%

Q & A